QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

VCampus®            Forward-Looking Statements Caution

        This presentation contains forward-looking statements. The actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company's SEC filings, including its Registration Statements on Form S-1 and S-3 and periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available upon request from the Company's Investor Relations Department.

VCampus®            VCampus Strategy

Provide a reliable, scalable, secure and high availability courseware hosting, publishing and delivery infrastructure to institutional customers to support their online learning services

        VCampus hosts 60 institutions and delivers over one million courses per year today

Act as a publisher for content and credential providers by creating a market for intellectual property with royalty tracking, security, and content aggregation systems

        VCampus has 3,500 courses in our library developed by third parties and > 100 higher ed courses for credit

Build a community of millions of adult learners from corporate and governmental institutions and connect them to our academic and other non-credit courseware providers

        VCampus reaches nearly 700,000 adult learners today

VCampus®            VCampus Is Building Sizeable "Feeds"
                            To The Core Business

VCampus®            Capitalizing On Market Presence

        VCampus is the only e-Learning company to have significant revenue streams from three key e-Learning markets. By capitalizing on the opportunities in each market, combined with the powerful synergies of serving multiple markets, the company will become a major e-Learning force.

VCampus®            A Snapshot Of The Segments' Attractiveness

VCampus®            A Higher Ed Case Study in Successful Partnership

VCampus®            Successful Partnerships Key to
                            VCampus Strategy

  •
  VCampus values close relationships with its clients, reaching beyond a typical vendor-customer relationship

  •
  As an example: VCampus has hosted a particularly successful university's online learning since its inception

  •
  The partnership has fed significant growth

  •
  University provides courses, professors, students

  •
  VCampus provides world-class availability, reliability and customer service

  •
  The relationship extends far beyond standard customer — service provider

  •
  Joint marketing funds; joint decisions on marketing spending

  •
  Joint development boards; joint decisions on feature and functionality enhancements

  •
  Joint sales efforts

        VCampus' 7 years as an online education hosting provider, with successful partnerships with multiple entities, provide the foundation for providing a world-class, industry-leading solution for the future

VCampus®            Platform Roadmap

VCampus®            Upcoming Features

  •
  Features included in the platform configuration options:

  •
  Resource Areas for student/staff posting of files

  •
  Assignment Drop Box for graded assignments

  •
  Dynamic Gradebookthat tracks/manages all desired activity

  •
  Copy functions to copy courses from term-to-term

  •
  Testing with multiple question types including essay format

  •
  File Sharing enables student and staff to upload and download course reference materials

  •
  Honor code and ethic statements templates are also configurable options for tests

  •
  Wizards and WYSIWYG (What You See Is What You Get) functionalitythat will facilitate course management and use by instructors

  •
  Dynamic communication tools to enable higher-level interaction between students and facilitators

  •
  Integrated chat, discussion boards, and whiteboarding to providethe capabilities fordynamic interactivity

  •
  Scientific calculators and graphic capabilities will be integrated within the whiteboarding to facilitate math and science instruction

  •
  Group creation allow for intra-course "teaming" and collaboration in dedicated areas of the course platform. Email tools facilitate important course announcements andbroadcast messages.

VCampus®            VCampus Hosting Facility

VCampus®            VCampus Network Diagram

VCampus Corporation
Data Center Topology
January, 2003
Monitoring
Modem
POTS
Remote diagnostics
VCampus
Domain
Backup
SAN
LMS2
Courseware
Courseware
Courseware
Database
Database
Database
Prof. Services
Conferences
LMS1
Library
Library
User Dev
Courseware
Courseware
Courseware
Database
Database
Admin
Conferences
HA Cluster
Library
User Dev
LifeCycle
Isolation switch
Isolation switch
Load Balancing
Load Balancing
Isolation switch
Isolation switch
VRRP
Primary Firewall
Secondary Firewall
Intrusion Detection
Port Monitor
Buffer Switch 1
Port Monitor
Buffer Switch 2
Direct Access, Contract Customer
Direct Access, Contract Customer
Modem
Primary Router (VCampusA)
Secondary Router (VCampusB)
POTS
Modem
Direct Access, Contract Customer
Direct Access, Contract Customer
Direct Access, Contract Customer
Internet

VCampus®            VCampus Operations Successfully
                            Handle High Volumes

VCampus®            Hosting With VCampus Provides Reliable
                            Volume Expansion

  •
  On January 13, 2003 VCampus' system experienced 3,867,841 "hits" in one day

  •
  100% availability was recorded on all systems for the entire 24 hours

VCampus®            Financial Characteristics of Business Model

  •
  Gross Margins > 70%

  •
  Highly scalable infrastructure requires low capital expenditures to scale

  •
  Sticky platform presents opportunity to capture new revenue streams

  •
  Annuity-like contracts provide for growth of revenue backlog

  •
  Evolving service platform allows revenue expansion atop annuity-like contracts

VCampus®            VCampus' User Base Has Grown

VCampus®            VCampus Has Diversified Revenue To
                            Markets With Stable Bases

Online tuition revenues by customer segment

  •
  VCampus has focused on building a base of business in the stable government market

  •
  Larger and longer contracts

VCampus®            Increased Revenue Per Course in 2002

VCampus®            Strong Gross Margins

VCampus®            Looking forward

  •
  Financial outlook for 2003:

  •
  Revenue expanding to pass $10mm mark

  •
  Operations turning cash flow positive

  •
  Profitability achieved

  •
  VCampus is continuing to invest in growing the business

  •
  Supportive investor base

  •
  Company has successfully raised $3.5 million for 2002, even in the poor investment climate

QuickLinks

  EXHIBIT 99.1
VCampus® Forward-Looking Statements Caution
VCampus® VCampus Strategy
VCampus® VCampus Is Building Sizeable "Feeds" To The Core Business
VCampus® Capitalizing On Market Presence
VCampus® A Snapshot Of The Segments' Attractiveness
VCampus® A Higher Ed Case Study in Successful Partnership
VCampus® Successful Partnerships Key to VCampus Strategy
VCampus® Platform Roadmap
VCampus® Upcoming Features
VCampus® VCampus Hosting Facility
VCampus® VCampus Network Diagram
VCampus® VCampus Operations Successfully Handle High Volumes
VCampus® Hosting With VCampus Provides Reliable Volume Expansion
VCampus® Financial Characteristics of Business Model
VCampus® VCampus' User Base Has Grown
VCampus® VCampus Has Diversified Revenue To Markets With Stable Bases
VCampus® Increased Revenue Per Course in 2002
VCampus® Strong Gross Margins
VCampus® Looking forward